Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a member of the Board of Directors of Vertex, Inc., a Delaware corporation (the "Company"), with its principal executive offices in King of Prussia, Pennsylvania, do hereby constitute, designate and appoint each of John Schwab and Bryan Rowland, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution and resubstitutions, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of February 10, 2026.

/s/ ERIC ANDERSEN
Eric Andersen
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a member of the Board of Directors of Vertex, Inc., a Delaware corporation (the "Company"), with its principal executive offices in King of Prussia, Pennsylvania, do hereby constitute, designate and appoint each of John Schwab and Bryan Rowland, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution and resubstitutions, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of February 10, 2026.

/s/ DAVID DESTEFANO
David DeStefano
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a member of the Board of Directors of Vertex, Inc., a Delaware corporation (the "Company"), with its principal executive offices in King of Prussia, Pennsylvania, do hereby constitute, designate and appoint each of John Schwab and Bryan Rowland, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution and resubstitutions, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of February 10, 2026.

/s/ BRADLEY GAYTON
Bradley Gayton
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a member of the Board of Directors of Vertex, Inc., a Delaware corporation (the "Company"), with its principal executive offices in King of Prussia, Pennsylvania, do hereby constitute, designate and appoint each of John Schwab and Bryan Rowland, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution and resubstitutions, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of February 10, 2026.

/s/ MARK J. MENDOLA
Mark J. Mendola
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a member of the Board of Directors of Vertex, Inc., a Delaware corporation (the "Company"), with its principal executive offices in King of Prussia, Pennsylvania, do hereby constitute, designate and appoint each of John Schwab and Bryan Rowland, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution and resubstitutions, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of February 10, 2026.

/s/ AMANDA RADCLIFFE
Amanda Radcliffe
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a member of the Board of Directors of Vertex, Inc., a Delaware corporation (the "Company"), with its principal executive offices in King of Prussia, Pennsylvania, do hereby constitute, designate and appoint each of John Schwab and Bryan Rowland, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution and resubstitutions, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of February 10, 2026.

/s/ PHILIP SAUNDERS
Philip S. Saunders
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a member of the Board of Directors of Vertex, Inc., a Delaware corporation (the "Company"), with its principal executive offices in King of Prussia, Pennsylvania, do hereby constitute, designate and appoint each of John Schwab and Bryan Rowland, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution and resubstitutions, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of February 10, 2026.

/s/ J. RICHARD STAMM
J. Richard Stamm
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a member of the Board of Directors of Vertex, Inc., a Delaware corporation (the "Company"), with its principal executive offices in King of Prussia, Pennsylvania, do hereby constitute, designate and appoint each of John Schwab and Bryan Rowland, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution and resubstitutions, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of February 10, 2026.

/s/ STEFANIE THOMPSON
Stefanie Thompson
Director